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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2005

TRANSMONTAIGNE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11763	06-1052062
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-626-8200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Transfer of Listing.

        On April 20, 2005, TransMontaigne Inc. announced that it had applied for listing of TransMontaigne's common stock on the New York Stock Exchange ("NYSE") under the ticker symbol "TMG". Consequently, subject to approval by the NYSE of TransMontaigne's listing application, the trading of TransMontaigne's common stock will be transferred to the NYSE from the American Stock Exchange ("AMEX").

        TransMontaigne anticipates that trading in its common stock on the NYSE will begin on May 5, 2005, and that the last day of trading of the Company's common stock on AMEX will be May 4, 2005. TransMontaigne's shares will continue to be traded on the AMEX under the symbol "TMG" until the transfer to the NYSE is effective.

        A copy of the press release announcing the transfer of the Company's listing to the NYSE is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. Press Release dated April 20, 2005

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SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSMONTAIGNE INC.
Date: April 22, 2005	By:	/s/ DONALD H. ANDERSON Donald H. Anderson Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Inc. Press Release dated April 20, 2005

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  Item 3.01. Transfer of Listing.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index